EXHIBIT 99.10a

                                                                 EXECUTION COPY

                      ASSIGNMENT AND RECOGNITION AGREEMENT

            THIS ASSIGNMENT AND RECOGNITION AGREEMENT (this "Agreement"), dated of May 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Assignee"), Morgan Stanley Mortgage Capital Inc. (the "Assignor"), The Hemisphere National Bank, a national banking association (the "Company"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-8AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer"):

            For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance

            1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under and all obligations related to (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Mortgage Loan Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of December 1, 2005, between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller, solely insofar as the Sale and Servicing Agreement relates to the Mortgage Loans. For the avoidance of doubt, all of the Mortgage Loans are "Servicing Retained" (as such term is defined in the Sale and Servicing Agreement).

            The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to (a) Subsection 7.05 of the Sale and Servicing Agreement or (b) any mortgage loans subject to the Sale and Servicing Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

Recognition of the Company

            2. From and after March 31, 2006 (the "Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights and obligations under the Sale and Servicing Agreement (solely to the extent set forth herein) and this Agreement to the Trust created pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling Agreement"), among the Assignee, the Trustee and Wells Fargo Bank, National Association, as master servicer and as securities administrator. The Company hereby acknowledges and agrees that from and after the Closing Date (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans, (iii) except as provided in the preceding paragraph, the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans,


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      under the Sale and Servicing Agreement (as modified by Section 6 below), including, without limitation, the enforcement of the document delivery requirements set forth in Section 6 of the Sale and Servicing Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser, the Custodian or the Bailee under the Sale and Servicing Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Such rights will include, without limitation, the right to terminate the Company, as servicer (in such capacity, the "Servicer"), under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Sale and Servicing Agreement, the right to examine the books and records of the Servicer to the extent provided in the Sale and Servicing Agreement, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by Assignor. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Sale and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Sale and Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer. The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

               Wells Fargo Bank, National Association
               ABA Number:  121-000-248
               Account Name:  Corporate Trust Clearing
               Account number:  3970771416
               For further credit to:  50922500, MSM 2006-8AR

      The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

               Wells Fargo Bank, National Association
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager, MSM 2006-8AR
               Office Number:  (410) 884-2000
               Telecopier: (410) 715-2380

Representations and Warranties of the Company

            3. The Company warrants and represents to the Assignor, the Assignee, the Master Servicer and the Trust as of the date hereof that:

            (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;


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            (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Sale and Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor, the Assignee, the Master Servicer and the Trust, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement; and

            (d) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Sale and Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Sale and Servicing Agreement, and the Company is solvent.

            4. (a) Pursuant to Section 15 of the Sale and Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee, the Master Servicer and the Trust, that the representations and warranties set forth in Section 7.01 and Section 7.02 of the Sale and Servicing Agreement with respect to the Mortgage Loans are true and correct as of the date hereof as if such representations and warranties were made on the date hereof unless otherwise specifically stated in such representations and warranties.

            (b) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express


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or implied) contained herein and (iv) under no circumstances shall LaSalle Bank
National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the Assignee shall be had solely to the assets of the Trust.

Remedies for Breach of Representations and Warranties

            5. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee, the Master Servicer and the Trust (including the Trustee acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 7.03 of the Sale and Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

Amendments to Sale and Servicing Agreement

            6. The parties to this Agreement hereby agree to amend the Sale and Servicing Agreement solely with respect to the Mortgage Loans as follows:

            (a) The definition of "Servicing Fee Rate" in Section 1 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

            "Servicing Fee Rate: With respect to each adjustable-rate Mortgage Loan, 0.375% per annum and with respect to each fixed-rate Mortgage Loan, 0.250% per annum."

            (b) Subsections 11.19 and 11.20 of the Sale and Servicing Agreement are hereby deleted.

            (c) Subsection 13.01 (b) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

            "failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement (except as provided in Subsection 34.07) which failure continues unremedied for a period of sixty (60) days (or, in the case of (i) the annual statement of compliance required under Subsection 11.19, (ii) the annual independent public accountants' servicing report or attestation required under Subsection 11.20, or (iii) the certification required under Section 15 in the form of Exhibit 16, five (5) days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;"

            (d) Section 14.02 of the Sale and Servicing Agreement is hereby deleted.

            (e) Subsection 34.03(d) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:


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            "For the purpose of satisfying its reporting obligation under the
            Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction,
            (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

            (f) Subsection 34.03(f) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

            "In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required by the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB relating to Static Pool Information regarding the performance of the Mortgage Loans on the basis of the Purchaser's or such Depositor's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB (including without limitation as to the format and content of such Static Pool Information). Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement commencing with the first such report due in connection with the applicable Securitization Transaction."

            (g) The following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Subsections 34.03(g) and (h):

            "(g) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the


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            extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                  (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                  (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                  (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

            (h) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder, as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor."

            (h) Subsections 34.04 and 34.05 are hereby amended to delete the date "March 10th" and replace with the date "March 1st".

            (i) Subsection 34.05(a)(iv) is hereby amended and restated in its entirety as follows:

            "deliver, and cause each Subservicer and subcontractor described in clause (iii) above to deliver, to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Seller, in the form attached hereto as Exhibit 16."


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            (j) The penultimate sentence of Subsection 34.06(a) is hereby amended and restated in its entirety as follows:

                  "The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Subsections 34.02, 34.03(c), (e), (g) and (h), 34.04, 34.05 and 34.07 of this Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Subsection 34.03(d) of this Agreement."

            (k) The last two lines of Subsection 34.06(b) are hereby amended and restated as follows:

                  "...assessment of compliance and attestation, and the other certifications required to be delivered..."

            (l) Subsection 34.07 is hereby amended and restated in its entirety as follows:

                  "Subsection 34.07 Indemnification; Remedies.

                  (a) The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                        (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this Section 34 by or on behalf of the Seller, or provided under this Section 34 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Seller Information"), or
                        a. the omission or alleged omission to state in the Seller Information a material fact required to be stated


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                        in the Seller Information or necessary in order to make
                        the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

                        (ii) any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required, under this Section 34, including any failure by the Seller to identify pursuant to Subsection 34.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                        (iii) any breach by the Seller of a representation or warranty set forth in Subsection 34.02(a) or in a writing furnished pursuant to Subsection 34.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 34.02(b) to the extent made as of a date subsequent to such closing date; or

                        (iv) the negligence, bad faith or willful misconduct of the Seller in connection with its obligation to deliver the certifications and reports required by Section 34.03, Section 34.04 or Section 34.05 hereof.

                  If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

                  In the case of any failure of performance described in clause
                  (a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs


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                  reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

                  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

                  (b) (i) Any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 34, or any breach by the Seller of a representation or warranty set forth in Subsection 34.02(a) or in a writing furnished pursuant to Subsection 34.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 34.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Seller (and if the Seller is servicing any of the Mortgage Loans in a Securitization Transaction, shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

                        (ii) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Subsection 34.04 or 34.05, including (except as provided below) any failure by the Seller to identify pursuant to Subsection 34.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was


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                        required to be delivered shall constitute an Event of
                        Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

                        Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Seller pursuant to this subparagraph (b)(ii) if a failure of the Seller to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

                        (iii) The Seller shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief."

            (m) The following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Section 35:

            "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsections 11.19 and 11.20, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

            (n) Exhibit 9 to the Sale and Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 9 attached to this Agreement as Exhibit II.


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            (o) Exhibits 16 to the Sale and Servicing Agreement is hereby replaced in its entirety with Exhibit A-1 to this Agreement.

            (p) Written notice provided in compliance with Sections 34.03(d),
      (e) or (g) of the Sale and Servicing Agreement shall be substantially in the form of Exhibit C-1 to this Agreement.

Notices

            7. Any notices or other communications permitted or required under the Sale and Servicing Agreement to be made to the Company, Assignor, Assignee, and the Trustee shall be made in accordance with the terms of the Sale and Servicing Agreement and shall be sent to the Assignee and Trustee as follows:

            In the case of Assignor:

               Morgan Stanley Mortgage Capital Inc.
               1221 Avenue of the Americas
               New York, New York 10020
               Attention: Morgan Stanley Mortgage Loan Trust 2006-8AR

            With a copy to:

               Morgan Stanley & Co. Incorporated
               1585 Broadway
               New York, New York 10036
               Attention: General Counsel's Office

            In the case of Assignee:

               Morgan Stanley Capital I Inc.
               1585 Broadway
               New York, New York 10036
               Attention:  Morgan Stanley Mortgage Loan Trust 2006-8AR


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            In the case of the Trustee:

               LaSalle Bank National Association
               135 South LaSalle Street, Suite 1625
               Chicago, Illinois 60603
               Attention: Global Securities and Trust Services MSM 2006-8AR

            In the case of the Company, as Seller:

               The Hemisphere National Bank
               1305 Franklin Avenue, 3rd Floor
               Garden City, New York 11530
               Attention: Marilyn Barnes

            With a copy to:

               The Hemisphere National Bank
               1305 Franklin Avenue, 3rd Floor
               Garden City, New York 11530
               Attention: Charles Feuer, Esq.

            In the case of the Company, as Servicer:

               The Hemisphere National Bank
               8600 N. W. 36th Street, Suite 800
               Miami, Florida 33166
               Attention: Olga Pereiro

            With copies to:

               The Hemisphere National Bank
               1305 Franklin Avenue, 3rd Floor
               Garden City, New York 11530
               Attention: Marilyn Barnes

               The Hemisphere National Bank
               1305 Franklin Avenue, 3rd Floor
               Garden City, New York 11530
               Attention: Charles Feuer, Esq.

or to such other address as may hereafter be furnished by Assignee and the Trustee to the parties in accordance with the provisions of the Sale and Servicing Agreement.

Miscellaneous

            8. This Agreement shall be construed in accordance with accordance with the laws of the State of New York to the extent such laws are not preempted by federal law, without giving effect to the conflict of laws provisions of the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance therewith.

            9. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Master Servicer and the Trustee.

            10. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto, including the Master Servicer and the Trust (including the Trustee acting on the Trust's behalf). Any entity into which Assignor, Assignee, Master Servicer or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee, Master Servicer or Company, respectively, hereunder.

            11. Each of this Agreement and the Sale and Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Sale and Servicing Agreement (to the extent assigned hereunder) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Sale and Servicing Agreement.

            12. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

            13. In the event that any provision of this Agreement conflicts with any provision of the Sale and Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

            14. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Sale and Servicing Agreement or, if not defined therein, in the Pooling and Servicing Agreement. In the event that the definition of a capitalized term in the Sale and Servicing Agreement conflicts with the definition of that capitalized term in the Pooling and Servicing Agreement, the definition in the Pooling and Servicing Agreement shall control.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.


                                           MORGAN STANLEY MORTGAGE CAPITAL INC.

                                           By: _______________________________
                                              Name:
                                              Title:

                                           MORGAN STANLEY CAPITAL I INC.

                                           By:  /s/  Valerie Kay
                                              ----------------------------------
                                              Name:  Valerie Kay
                                              Title:  Vice President

                                           THE HEMISPHERE NATIONAL BANK

                                           By:  /s/  Daniel Schwartz
                                              ----------------------------------
                                              Name:  Daniel Schwartz
                                              Title: President

                                           By:  /s/  Ephraim Fener
                                              ----------------------------------
                                              Name:  Ephraim Fener
                                              Title: Senior Managing Director

Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer

By:  /s/  Patricia Russo
   ----------------------------------
   Name:  Patricia Russo
   Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-8AR

By:  /s/  Susan L. Feld
   ----------------------------------
   Name:  Susan L. Feld
   Title: Assistant Vice President

                                   EXHIBIT I

                             Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]









                                   EXH. I-1

Exhibit IIA: Standard File Layout - Delinquency Reporting

-----------------------------------------------------------------------------------------------------------------
Column/Header Name                                        Description                     Decimal      Format
                                                                                                      Comment
-----------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                      A unique number assigned to a loan by the
                                       Servicer.  This may be different than the
                                       LOAN_NBR
-----------------------------------------------------------------------------------------------------------------
LOAN_NBR                               A unique identifier assigned to each loan by the
                                       originator.
-----------------------------------------------------------------------------------------------------------------
CLIENT_NBR                             Servicer Client Number
-----------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                      Contains a unique number as assigned by an
                                       external servicer to identify a group of loans
                                       in their system.
-----------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                    First Name of the Borrower.
-----------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                     Last name of the borrower.
-----------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                           Street Name and Number of Property
-----------------------------------------------------------------------------------------------------------------
PROP_STATE                             The state where the  property located.
-----------------------------------------------------------------------------------------------------------------
PROP_ZIP                               Zip code where the property is located.
-----------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next payment is due              MM/DD/YYYY
                                       to the servicer at the end of processing cycle,
                                       as reported by Servicer.
-----------------------------------------------------------------------------------------------------------------
LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
-----------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was filed.             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE                The chapter under which the bankruptcy was filed.
-----------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                    The case number assigned by the court to the
                                       bankruptcy filing.
-----------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy has                  MM/DD/YYYY
                                       been approved by the courts
-----------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From Bankruptcy.                 MM/DD/YYYY
                                       Either by Dismissal, Discharged and/or a Motion
                                       For Relief Was Granted.
-----------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved By The              MM/DD/YYYY
                                       Servicer
-----------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A Loan
                                       Such As;
-----------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is Scheduled               MM/DD/YYYY
                                       To End/Close
-----------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually                      MM/DD/YYYY
                                       Completed
-----------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter to the servicer              MM/DD/YYYY
                                       with instructions to begin foreclosure
                                       proceedings.
-----------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to Pursue                  MM/DD/YYYY
                                       Foreclosure
-----------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney in a                 MM/DD/YYYY
                                       Foreclosure Action
-----------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is expected              MM/DD/YYYY
                                       to occur.
-----------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                        The amount a property sold for at the                 2           No
                                       foreclosure sale.                                             commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                    The date the servicer initiates eviction of the               MM/DD/YYYY
                                       borrower.
-----------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE                The date the court revokes legal possession of                MM/DD/YYYY
                                       the property from the borrower.
-----------------------------------------------------------------------------------------------------------------
LIST_PRICE                             The price at which an REO property is marketed.       2           No
                                                                                                     commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------
LIST_DATE                              The date an REO property is listed at a                       MM/DD/YYYY
                                       particular price.
-----------------------------------------------------------------------------------------------------------------
OFFER_AMT                              The dollar value of an offer for an REO property.     2           No
                                                                                                     commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                        The date an offer is received by DA Admin or by               MM/DD/YYYY
                                       the Servicer.
-----------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                       The date the REO sale of the property is                      MM/DD/YYYY
                                       scheduled to close.
-----------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                       MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                          Classification of how the property is occupied.
-----------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                    A code that indicates the condition of the
                                       property.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                   The date a  property inspection is performed.                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                         The date the appraisal was done.                              MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                           The current "as is" value of the property based      2
                                       on brokers price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                      The amount the property would be worth if             2
                                       repairs are completed pursuant to a broker's
                                       price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------
If applicable:
-----------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
-----------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                     The circumstances which caused a borrower to
                                       stop paying on a loan.   Code indicates the
                                       reason why the loan is in default for this cycle.
-----------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                    Date Mortgage Insurance Claim Was Filed With                  MM/DD/YYYY
                                       Mortgage Insurance Company.
-----------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                          No
                                                                                                     commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed Claim               MM/DD/YYYY
                                       Payment
-----------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On Claim       2           No
                                                                                                     commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance Company              MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance Company     2           No
                                                                                                     commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                   Date Claim Was Settled and The Check Was Issued               MM/DD/YYYY
                                       By The Pool Insurer
-----------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance Company        2           No
                                                                                                     commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE             Date FHA Part A Claim Was Filed With HUD                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                    Amount of FHA Part A Claim Filed                     2           No
                                                                                                     commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE              Date HUD Disbursed Part A Claim Payment                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT               Amount HUD Paid on Part A Claim                      2           No
                                                                                                     commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE              Date FHA Part B Claim Was Filed With HUD                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                     Amount of FHA Part B Claim Filed                    2           No
                                                                                                     commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE                Date HUD Disbursed Part B Claim Payment                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT               Amount HUD Paid on Part B Claim                      2           No
                                                                                                     commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                     Date VA Claim Was Filed With the Veterans Admin              MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                      Date Veterans Admin. Disbursed VA Claim Payment              MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                       Amount Veterans Admin. Paid on VA Claim              2           No
                                                                                                     commas(,)
                                                                                                     or dollar
                                                                                                     signs ($)
-----------------------------------------------------------------------------------------------------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

      o     ASUM- Approved Assumption
      o     BAP- Borrower Assistance Program
      o     CO- Charge Off
      o     DIL- Deed-in-Lieu
      o     FFA- Formal Forbearance Agreement
      o     MOD- Loan Modification
      o     PRE- Pre-Sale
      o     SS- Short Sale
      o     MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

      o     Mortgagor
      o     Tenant
      o     Unknown
      o     Vacant

The Property Condition field should show the last reported condition of the property as follows:

      o     Damaged
      o     Excellent
      o     Fair
      o     Gone
      o     Good
      o     Poor
      o     Special Hazard
      o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

       -------------------------------------------------------------------
       Delinquency Code     Delinquency Description
       -------------------------------------------------------------------
       001                  FNMA-Death of principal mortgagor
       -------------------------------------------------------------------
       002                  FNMA-Illness of principal mortgagor
       -------------------------------------------------------------------
       003                  FNMA-Illness of mortgagor's family member
       -------------------------------------------------------------------
       004                  FNMA-Death of mortgagor's family member
       -------------------------------------------------------------------
       005                  FNMA-Marital difficulties
       -------------------------------------------------------------------
       006                  FNMA-Curtailment of income
       -------------------------------------------------------------------
       007                  FNMA-Excessive Obligation
       -------------------------------------------------------------------
       008                  FNMA-Abandonment of property
       -------------------------------------------------------------------
       009                  FNMA-Distant employee transfer
       -------------------------------------------------------------------

       -------------------------------------------------------------------
       011                  FNMA-Property problem
       -------------------------------------------------------------------
       012                  FNMA-Inability to sell property
       -------------------------------------------------------------------
       013                  FNMA-Inability to rent property
       -------------------------------------------------------------------
       014                  FNMA-Military Service
       -------------------------------------------------------------------
       015                  FNMA-Other
       -------------------------------------------------------------------
       016                  FNMA-Unemployment
       -------------------------------------------------------------------
       017                  FNMA-Business failure
       -------------------------------------------------------------------
       019                  FNMA-Casualty loss
       -------------------------------------------------------------------
       022                  FNMA-Energy environment costs
       -------------------------------------------------------------------
       023                  FNMA-Servicing problems
       -------------------------------------------------------------------
       026                  FNMA-Payment adjustment
       -------------------------------------------------------------------
       027                  FNMA-Payment dispute
       -------------------------------------------------------------------
       029                  FNMA-Transfer of ownership pending
       -------------------------------------------------------------------
       030                  FNMA-Fraud
       -------------------------------------------------------------------
       031                  FNMA-Unable to contact borrower
       -------------------------------------------------------------------
       INC                  FNMA-Incarceration
       -------------------------------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

       -------------------------------------------------------------------
           Status Code      Status Description
       -------------------------------------------------------------------
               09           Forbearance
       -------------------------------------------------------------------
               17           Pre-foreclosure Sale Closing Plan Accepted
       -------------------------------------------------------------------
               24           Government Seizure
       -------------------------------------------------------------------
               26           Refinance
       -------------------------------------------------------------------
               27           Assumption
       -------------------------------------------------------------------
               28           Modification
       -------------------------------------------------------------------
               29           Charge-Off
       -------------------------------------------------------------------
               30           Third Party Sale
       -------------------------------------------------------------------
               31           Probate
       -------------------------------------------------------------------
               32           Military Indulgence
       -------------------------------------------------------------------
               43           Foreclosure Started
       -------------------------------------------------------------------
               44           Deed-in-Lieu Started
       -------------------------------------------------------------------
               49           Assignment Completed
       -------------------------------------------------------------------
               61           Second Lien Considerations
       -------------------------------------------------------------------
               62           Veteran's Affairs-No Bid
       -------------------------------------------------------------------
               63           Veteran's Affairs-Refund
       -------------------------------------------------------------------
               64           Veteran's Affairs-Buydown
       -------------------------------------------------------------------
               65           Chapter 7 Bankruptcy
       -------------------------------------------------------------------
               66           Chapter 11 Bankruptcy
       -------------------------------------------------------------------
               67           Chapter 13 Bankruptcy
       -------------------------------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing

------------------------------------------------------------------------------------------------------------
Column Name                   Description                       Decimal Format Comment                Max
                                                                                                       Size
------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR              A value assigned by the                   Text up to 10 digits             20
                              Servicer to define a group of
                              loans.
------------------------------------------------------------------------------------------------------------
LOAN_NBR                      A unique identifier assigned to           Text up to 10 digits             10
                              each loan by the investor.
------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR             A unique number assigned to a             Text up to 10 digits             10
                              loan by the Servicer.  This may
                              be different than the LOAN_NBR.
------------------------------------------------------------------------------------------------------------
BORROWER_NAME                 The borrower name as received             Maximum length of 30 (Last,      30
                              in the file.  It is not                   First)
                              separated by first and last
                              name.
------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                 Scheduled monthly principal and     2     No commas(,) or dollar           11
                              scheduled interest payment that           signs ($)
                              a borrower is expected to pay,
                              P&I constant.
------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                 The loan interest rate as           4     Max length of 6                   6
                              reported by the Servicer.
------------------------------------------------------------------------------------------------------------
NET_INT_RATE                  The loan gross interest rate        4     Max length of 6                   6
                              less the service fee rate as
                              reported by the Servicer.
------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                 The servicer's fee rate for a       4     Max length of 6                   6
                              loan as reported by the
                              Servicer.
------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                  The servicer's fee amount for a     2     No commas(,) or dollar           11
                              loan as reported by the                   signs ($)
                              Servicer.
------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                   The new loan payment amount as      2     No commas(,) or dollar           11
                              reported by the Servicer.                 signs ($)
------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                 The new loan rate as reported       4     Max length of 6                   6
                              by the Servicer.
------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                The index the Servicer is using     4     Max length of 6                   6
                              to calculate a forecasted rate.
------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL             The borrower's actual principal     2     No commas(,) or dollar           11
                              balance at the beginning of the           signs ($)
                              processing cycle.
------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL             The borrower's actual principal     2     No commas(,) or dollar           11
                              balance at the end of the                 signs ($)
                              processing cycle.
------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE        The date at the end of                    MM/DD/YYYY                       10
                              processing cycle that the
                              borrower's next payment is due
                              to the Servicer, as reported by
                              Servicer.
------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1               The first curtailment amount to     2     No commas(,) or dollar           11
                              be applied.                               signs ($)
------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1              The curtailment date associated           MM/DD/YYYY                       10
                              with the first curtailment
                              amount.
------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1               The curtailment interest on the     2     No commas(,) or dollar           11
                              first curtailment amount, if              signs ($)
                              applicable.
------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2               The second curtailment amount       2     No commas(,) or dollar           11
                              to be applied.                            signs ($)
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2              The curtailment date associated           MM/DD/YYYY                       10
                              with the second curtailment
                              amount.
------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2               The curtailment interest on the     2     No commas(,) or dollar           11
                              second curtailment amount, if             signs ($)
                              applicable.
------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3               The third curtailment amount to     2     No commas(,) or dollar           11
                              be applied.                               signs ($)
------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3              The curtailment date associated           MM/DD/YYYY                       10
                              with the third curtailment
                              amount.
------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                The curtailment interest on the     2     No commas(,) or dollar           11
                              third curtailment amount, if              signs ($)
                              applicable.
------------------------------------------------------------------------------------------------------------
PIF_AMT                       The loan "paid in full" amount      2     No commas(,) or dollar           11
                              as reported by the Servicer.              signs ($)
------------------------------------------------------------------------------------------------------------
PIF_DATE                      The paid in full date as                  MM/DD/YYYY                       10
                              reported by the Servicer.
------------------------------------------------------------------------------------------------------------
                                                                        Action Code Key:                  2
ACTION_CODE                   The standard FNMA numeric code            15=Bankruptcy,
                              used to indicate the                      30=Foreclosure, , 60=PIF,
                              default/delinquent status of a            63=Substitution,
                              particular loan.                          65=Repurchase,70=REO
------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                   The amount of the interest          2     No commas(,) or dollar           11
                              adjustment as reported by the             signs ($)
                              Servicer.
------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT        The Soldier and Sailor              2     No commas(,) or dollar           11
                              Adjustment amount, if                     signs ($)
                              applicable.
------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT              The Non Recoverable Loan            2     No commas(,) or dollar           11
                              Amount, if applicable.                    signs ($)
------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                 The amount the Servicer is          2     No commas(,) or dollar           11
                              passing as a loss, if                     signs ($)
                              applicable.
------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL            The scheduled outstanding           2     No commas(,) or dollar           11
                              principal amount due at the               signs ($)
                              beginning of the cycle date to
                              be passed through to investors.
------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL            The scheduled principal balance     2     No commas(,) or dollar           11
                              due to investors at the end of            signs ($)
                              a processing cycle.
------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                The scheduled principal amount      2     No commas(,) or dollar           11
                              as reported by the Servicer for           signs ($)
                              the current cycle -- only
                              applicable for
                              Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                 The scheduled gross interest        2     No commas(,) or dollar           11
                              amount less the service fee               signs ($)
                              amount for the current cycle as
                              reported by the Servicer --
                              only applicable for
                              Scheduled/Scheduled Loans.
------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                 The actual principal amount         2     No commas(,) or dollar           11
                              collected by the Servicer for             signs ($)
                              the current reporting cycle --
                              only applicable for
                              Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                  The actual gross interest           2     No commas(,) or dollar           11
                              amount less the service fee               signs ($)
                              amount for the current
                              reporting cycle as reported by
                              the Servicer -- only applicable
                              for Actual/Actual Loans.
------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT           The penalty amount received         2     No commas(,) or dollar           11
                              when a borrower prepays on his            signs ($)
                              loan as reported by the
                              Servicer.
------------------------------------------------------------------------------------------------------------


                                       2

------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED        The prepayment penalty amount       2     No commas(,) or dollar           11
                              for the loan waived by the                signs ($)
                              servicer.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
MOD_DATE                      The Effective Payment Date of             MM/DD/YYYY                       10
                              the Modification for the loan.
------------------------------------------------------------------------------------------------------------
MOD_TYPE                      The Modification Type.                    Varchar - value can be           30
                                                                        alpha or numeric
------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT        The current outstanding             2     No commas(,) or dollar           11
                              principal and interest advances           signs ($)
                              made by Servicer.
------------------------------------------------------------------------------------------------------------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      1.

      2. The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      4-12. Complete as applicable. Required documentation:
            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
            * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
            * Other expenses - copies of corporate advance history showing all payments
            *     REO repairs > $1500 require explanation
            *     REO repairs >$3000 require evidence of at least 2 bids.
            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
            * Unusual or extraordinary items may require further documentation.
      13.   The total of lines 1 through 12.
      3.    Credits:

      14-21. Complete as applicable. Required documentation:
            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
            *     Copy of EOB for any MI or gov't guarantee
            *     All other credits need to be clearly defined on the 332 form
      22.   The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.


                                   EXH. II 1

      Total Realized Loss (or Amount of Any Gain)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).



                                   EXH. II-2

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

        Prepared by:  __________________                Date:  _______________
        Phone:  ______________________     Email Address:_____________________

----------------------    -----------------------   ------------------------
Servicer Loan No.         Servicer Name             Servicer Address

----------------------    -----------------------   ------------------------

        WELLS FARGO BANK, N.A. Loan No._____________________________

        Borrower's Name: ______________________________________________________
        Property Address: _____________________________________________________

        Liquidation Type:  REO Sale    3rd Party Sale   Short Sale   Charge Off

        Was this loan granted a Bankruptcy deficiency or cramdown   Yes     No
        If "Yes", provide deficiency or cramdown amount _______________________

        Liquidation and Acquisition Expenses:
        (1) Actual Unpaid Principal Balance of Mortgage Loan           $ ______________    (1)
        (2)Interest accrued at Net Rate                                  ________________  (2)
        (3)Accrued Servicing Fees                                        ________________  (3)
        (4)Attorney's Fees                                               ________________  (4)
        (5)Taxes (see page 2)                                            ________________  (5)
        (6)Property Maintenance                                          ________________  (6)
        (7)MI/Hazard Insurance Premiums (see page 2)                     ________________  (7)
        (8)Utility Expenses                                              ________________  (8)
        (9)Appraisal/BPO                                                 ________________  (9)
        (10)   Property Inspections                                      ________________ (10)
        (11)   FC Costs/Other Legal Expenses                             ________________ (11)
        (12)   Other (itemize)                                           ________________ (12)
               Cash for Keys__________________________                   ________________ (12)
               HOA/Condo Fees_______________________                     ________________ (12)
               ______________________________________                    ________________ (12)

               Total Expenses                                           $ _______________ (13)
        Credits:
        (14)   Escrow Balance                                           $ _______________ (14)
        (15)   HIP Refund                                                 _______________ (15)
        (16)   Rental Receipts                                            _______________ (16)
        (17)   Hazard Loss Proceeds                                       _______________ (17)
        (18)   Primary Mortgage Insurance / Gov't Insurance               _______________ (18a)
               HUD Part A                                                 _______________

        (18b)  HUD Part B


                                   EXH. II-3

        (19)   Pool Insurance Proceeds                                    _______________ (19)
        (20)   Proceeds from Sale of Acquired Property                    _______________ (20)
        (21)   Other (itemize)                                            _______________ (21)
           _________________________________________                      _______________ (21)

           Total Credits                                                $ _______________ (22)
        Total Realized Loss (or Amount of Gain)                         $ _______________ (23)



                                   EXH. II-4

Escrow Disbursement Detail

-------------------------------------------------------------------------------------------------
     Type        Date Paid    Period of     Total Paid   Base Amount   Penalties      Interest
 (Tax /Ins.)                   Coverage
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------













                                   EXH. II-5

                                  EXHIBIT A-1
                          FORM OF ANNUAL CERTIFICATION

      Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Wachovia
Mortgage Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

      (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B to the Regulation AB Compliance Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

      (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

      (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

      (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

      (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                  EXH. A-1-1

                                            Date:
                                                   ----------------------------

                                            By:
                                                   ----------------------------
                                                   Name:
                                                   Title:




                                  EXH. A-1-2

                                  EXHIBIT B-1

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";


------------------------------------------------------------------------------------------------------------
                                  Servicing Criteria                                        Applicable
                                                                                            Servicing
                                                                                             Criteria
------------------------------------------------------------------------------------------------------------
      Reference                                   Criteria
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                      General Servicing Considerations
------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance          X
                     or other triggers and events of default in accordance with the transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third               X
                     parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on            X
                     the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
------------------------------------------------------------------------------------------------------------
                     Cash Collection and Administration
------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)        Payments on mortgage loans are deposited into the appropriate              X
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or            X
                     to an investor are made only by authorized personnel.
------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows          X
                     or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)       The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with               X
                     respect to commingling of cash) as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------


                                  EXH. B-1-1

------------------------------------------------------------------------------------------------------------
                                  Servicing Criteria                                        Applicable
                                                                                            Servicing
                                                                                             Criteria
------------------------------------------------------------------------------------------------------------
      Reference                                   Criteria
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured                X
                     depository institution as set forth in the transaction
                     agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution
                     that meets the requirements of Rule 13k-1 (b)(1) of the
                     Securities Exchange Act.
------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized              X
                     access.
------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all                    X
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                     agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                     explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original
                     identification, or such other number of
                     days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
                     Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the                 X
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                     Specifically, such reports (A) are prepared in accordance with timeframes and other terms
                     set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as
                     to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance          X
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)      Disbursements made to an investor are posted within two business
                     days to the Servicer's investor records, or such other number of           X
                     days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)       Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank              X
                     statements.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                  Servicing Criteria                                        Applicable
                                                                                            Servicing
                                                                                             Criteria
------------------------------------------------------------------------------------------------------------
      Reference                                   Criteria
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                     Pool Asset Administration
------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)        Collateral or security on mortgage loans is maintained as                  X
                     required by the transaction agreements or related mortgage loan documents.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)       Mortgage loan and related documents are safeguarded as required            X
                     by the transaction agreements
------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs, made in                 X
                     accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                     specified in the transaction agreements, and allocated to
                     principal, interest or other items (e.g., escrow) in
                     accordance with the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)        The Servicer's records regarding the mortgage loans agree with             X
                     the Servicer's records with respect to an obligor's unpaid principal balance.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's                X
                     mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans,              X
                     modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the           X
                     period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the
                     transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                  Servicing Criteria                                        Applicable
                                                                                            Servicing
                                                                                             Criteria
------------------------------------------------------------------------------------------------------------
      Reference                                   Criteria
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for mortgage              X
                     loans with variable rates are computed based on the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow           X
                     accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on
                     such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance            X
                     payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be            X
                     made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted within two           X
                     business days to the obligor's records maintained by the
                     servicer, or such other number of days specified in the
                     transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are                  X
                     recognized and recorded in accordance with the transaction agreements.
------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)       Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                     maintained as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------

                                 [THE HEMISPHERE NATIONAL BANK] [NAME OF
                                 SUBSERVICER]

                                 Date:
                                        --------------------------------


                                 By:
                                        --------------------------------
                                        Name:
                                        Title:

                                  EXHIBIT C-1

Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-8AR - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

      In accordance with Section [34.03(d)][34.03(e)][34.03(g)] of the Sale and Servicing Agreement, dated as of December 1, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, The Hemisphere National Bank, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:


List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

      Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                                         [NAME OF PARTY]

                                                         as [role]

                                                         By: __________________

                                                             Name:

                                                             Title: